UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

DAVITA INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4034 (Commission File Number)	51-0354549 (IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, California (Address of principal executive offices)	90503 (Zip Code)

Registrant’s telephone number, including area code: (310) 792-2600

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 7, 2002

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 7, 2002

Item 9.    Regulation FD Disclosure

On August 7, 2002, each of the Principal Executive Officer, Kent J. Thiry, and the Principal Financial Officer, Richard K. Whitney, of DaVita Inc. submitted to the Commission sworn statements pursuant to the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460).

A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

By:	/s/ STEVEN J. UDICIOUS
Steven J. Udicious Vice President, Secretary and General Counsel

Date: August 7, 2002

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 7, 2002

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 7, 2002

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